UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2019 (March 13, 2019)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

 888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 13, 2019, Scott A Malmanger, the Chief Financial Officer and Chief Accounting Officer of iCoreConnect Inc. (the “Company”), tendered, for personal reasons, to the Board of Directors of the Company, and the Board of Directors of the Company accepted, his resignation as the Chief Financial Officer and Chief Accounting Officer of the Company effective as of the close of business April 30, 2019, after the filing with the Securities and Exchange Commission of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 and of the Company’s 2019 Proxy Statement, which will contain items incorporated by reference in the Company’s annual report for the year ended December 31, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect Inc.
(Registrant)

Dated: March 18, 2019	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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